Exhibit 99.3

January 2012

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis,, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Ratios (percent)
Return on assets	1.08	1.34	1.22	0.97	1.18	0.84	0.68	(0.04)
Return on average common equity	9.5	11.9	11.0	3.1	10.4	6.8	5.2	(3.0)
Average equity as a percent of average assets	11.41	11.33	11.12	11.77	12.52	12.38	12.04	11.92
Net interest margin (a)	3.67	3.65	3.62	3.71	3.75	3.70	3.57	3.63
Efficiency (a)	67.5	60.4	59.1	62.5	62.6	56.2	62.1	62.6
Net losses charged off as a percent of average loans and leases	1.19	1.32	1.56	1.92	1.86	4.95	2.26	3.01

Allowance for loan and lease losses as a percent of loans and leases	2.78	3.08	3.35	3.62	3.88	4.20	4.85	4.91
Allowance for credit losses as a percent of loans and leases	3.01	3.32	3.61	3.89	4.17	4.51	5.18	5.25
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.23	2.44	2.66	2.73	2.79	2.72	3.87	4.02

Allowance for loan and lease losses as a percent of nonperforming assets (b)	124.17	125.46	125.19	131.94	138.18	153.41	124.40	121.50

Allowance for credit losses as a percent of nonperforming assets (b)	134.13	135.11	134.65	141.86	148.62	164.54	132.97	129.80

Common Share Data
Earnings per share	$0.33	$0.41	$0.36	$0.10	$0.34	$0.22	$0.16	$(0.09)
Earnings per diluted share	$0.33	$0.40	$0.35	$0.10	$0.33	$0.22	$0.16	$(0.09)
Cash dividends per common share	0.08	0.08	0.06	0.06	0.01	0.01	0.01	0.01
Book value per share	13.92	13.73	13.23	12.80	13.06	12.86	12.65	12.31
Common shares outstanding, excluding treasury	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131
Market price per share:
High	$13.08	$13.09	$14.15	$15.75	$15.11	$13.81	$15.95	$14.05
Low	9.60	9.13	11.88	13.25	11.71	10.64	12.00	9.81
End of period	12.72	10.10	12.75	13.89	14.68	12.03	12.29	13.56

Supplemental Data
Common dividends declared ($ in millions)	$74	$73	$55	$55	$8	$8	$8	$8
Full-time equivalent employees	21,334	21,172	20,953	20,837	20,838	20,667	20,479	20,038
Banking centers	1,316	1,314	1,316	1,310	1,312	1,309	1,309	1,309
ATMs	2,425	2,437	2,456	2,453	2,445	2,390	2,362	2,364

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Income Statement ($ in millions)
Interest income (FTE)	$1,061	$1,059	$1,050	$1,065	$1,109	$1,130	$1,121	$1,147
Interest expense	141	157	181	181	190	214	234	246

Net interest income (FTE)	920	902	869	884	919	916	887	901
Provision for loan and lease losses	55	87	113	168	166	457	325	590
Noninterest income:
Service charges on deposits	136	134	126	124	140	143	149	142
Investment advisory revenue	90	92	95	98	93	90	87	91
Corporate banking revenue	82	87	95	86	103	86	93	81
Mortgage banking net revenue	156	178	162	102	149	232	114	152
Card and processing revenue	60	78	89	80	81	77	84	73
Other noninterest income	24	64	83	81	55	195	85	74
Securities gains, net	5	26	6	8	21	4	8	14

Securities gains, net - non-qualifying hedges on mortgage servicing rights	(3)	6	—	5	14	—	—	—

Total noninterest income	550	665	656	584	656	827	620	627
Noninterest expense:
Salaries, wages and incentives	393	369	365	351	385	360	356	329
Employee benefits	84	70	79	97	73	82	73	86
Net occupancy expense	79	75	75	77	76	72	73	76
Technology and communications	48	48	48	45	52	48	45	45
Equipment expense	27	28	28	29	32	30	31	30
Card and processing expense	28	34	29	29	26	26	31	25
Other noninterest expense	334	322	277	290	343	361	326	365

Total noninterest expense	993	946	901	918	987	979	935	956

Income (loss) before income taxes (FTE)	422	534	511	382	422	307	247	(18)
Taxable equivalent adjustment	4	4	5	5	5	4	5	4

Income (loss) before income taxes	418	530	506	377	417	303	242	(22)
Applicable income tax (benefit)	104	149	169	112	83	65	50	(12)

Net income (loss)	$314	$381	$337	$265	$334	$238	$192	$(10)
Less: Net income attributable to non controlling interests	—	—	—	—	1	—	—	—

Net income (loss) attributable to Bancorp	$314	$381	$337	$265	$333	$238	$192	$(10)
Dividends on preferred stock	9	8	9	177	63	63	62	62

Net income (loss) available to common shareholders	$305	$373	$328	$88	$270	$175	$130	$(72)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,496	$12,266	$11,972	$12,129	$13,965	$13,698	$13,462	$13,297
Tier II capital	4,381	4,397	4,112	4,046	4,213	4,379	4,279	4,120

Total risk-based capital	$16,877	$16,663	$16,084	$16,175	$18,178	$18,077	$17,741	$17,417

Risk-weighted assets	$104,982	$102,562	$100,320	$99,392	$100,561	$98,904	$98,604	$99,281

Tier I capital ratio	11.91%	11.96%	11.93%	12.20%	13.89%	13.85%	13.65%	13.39%
Total risk-based capital ratio	16.08%	16.25%	16.03%	16.27%	18.08%	18.28%	17.99%	17.54%
Tier I leverage ratio	11.10%	11.08%	11.03%	11.21%	12.79%	12.54%	12.24%	12.00%
Tier I common equity ratio	9.34%	9.33%	9.20%	8.99%	7.48%	7.34%	7.17%	6.96%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,663	$2,348	$2,380	$2,121	$2,159	$2,215	$2,216	$2,133
Available-for-sale and other securities	15,362	16,227	15,502	15,135	15,414	15,975	16,021	16,935
Held-to-maturity securities	322	337	344	346	353	354	354	355
Trading securities	177	189	217	216	294	320	270	305
Other short-term investments	1,781	2,028	1,370	2,481	1,515	3,271	4,322	3,904

Total cash and securities	20,305	21,129	19,813	20,299	19,735	22,135	23,183	23,632
Loans held for sale	2,954	1,840	1,185	1,291	2,216	2,733	2,150	1,607
Portfolio loans and leases	81,018	79,216	77,967	77,465	77,491	76,009	76,232	77,423

Total loans and leases	83,972	81,056	79,152	78,756	79,707	78,742	78,382	79,030
Allowance for loan and lease losses	(2,255)	(2,439)	(2,614)	(2,805)	(3,004)	(3,194)	(3,693)	(3,802)
Bank premises and equipment	2,447	2,410	2,395	2,389	2,389	2,377	2,374	2,384
Operating lease equipment	497	462	492	513	479	470	489	492
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	40	45	49	55	62	72	83	94
Servicing rights	681	662	847	894	822	599	646	725
Other real estate owned	429	447	488	514	506	504	454	399
Other assets	8,434	8,716	7,766	7,453	7,894	8,200	7,690	7,280

Total assets	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651

Liabilities
Deposits:
Demand	$27,600	$24,547	$22,589	$22,066	$21,413	$20,109	$19,256	$19,482
Interest checking	20,392	18,616	18,072	18,597	18,560	17,225	17,759	19,126
Savings	21,756	21,673	21,764	21,697	20,903	20,260	19,646	19,099
Money market	4,989	5,448	4,859	5,184	5,035	5,064	4,666	4,782
Foreign office	3,250	3,139	3,271	3,569	3,721	3,807	3,430	2,844
Other time	4,638	5,439	6,399	7,043	7,728	9,379	10,966	11,643
Certificates - $100,000 and over	3,039	3,092	3,642	4,160	4,287	5,515	6,389	6,596
Other foreign office	46	93	2	1	1	3	3	2

Total deposits	85,710	82,047	80,598	82,317	81,648	81,362	82,115	83,574
Federal funds purchased	346	427	403	332	279	368	240	271
Other short-term borrowings	3,239	4,894	2,702	1,297	1,574	1,775	1,556	1,359
Other liabilities	4,739	4,679	4,349	3,792	3,868	3,951	3,424	3,092
Long-term debt	9,682	9,800	10,152	10,555	9,558	10,953	10,989	10,947

Total liabilities	103,716	101,847	98,204	98,293	96,927	98,409	98,324	99,243

Equity
Common and preferred equity	12,795	12,552	12,242	12,025	13,867	13,584	13,395	13,321
Net unrealized gains (losses):
Available-for-sale securities	484	519	397	277	321	434	432	268
Qualifying cash flow hedges	81	91	68	58	67	73	84	98
Accumulated other comprehensive income related to employee benefit plans	(95)	(68)	(69)	(72)	(74)	(75)	(76)	(78)
Treasury stock, at cost	(64)	(65)	(66)	(125)	(130)	(132)	(134)	(201)

Total Bancorp shareholders’ equity	13,201	13,029	12,572	12,163	14,051	13,884	13,701	13,408
Noncontrolling interest	50	29	29	29	29	29	—	—

Total equity	13,251	13,058	12,601	12,192	14,080	13,913	13,701	13,408

Total liabilities & equity	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025	$112,651

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	152,771	152,771	152,771	152,771
Common shares outstanding, excluding treasury	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712	794,816,131
Treasury shares held	4,088,144	4,114,068	4,074,443	5,164,573	5,231,665	5,220,989	5,184,475	6,688,056

Quarterly Data

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136
Taxable securities	15,270	15,790	15,115	15,156	15,367	15,580	16,263	17,030
Tax exempt securities	58	64	96	197	268	273	343	385
Other short-term investments	1,915	2,288	1,981	1,937	2,431	3,456	4,285	3,144

Total interest-earning assets	99,521	98,155	96,345	96,669	97,214	98,163	99,698	100,695
Cash and due from banks	2,418	2,362	2,356	2,268	2,284	2,283	2,163	2,247
Other assets	15,758	15,381	15,298	14,897	15,449	15,088	14,550	14,262
Allowance for loan and lease losses	(2,429)	(2,603)	(2,799)	(2,990)	(3,089)	(3,680)	(3,798)	(3,771)

Total assets	$115,268	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433

Liabilities
Interest-bearing liabilities:
Interest checking	$19,263	$18,322	$18,701	$18,539	$17,578	$17,142	$18,652	$19,533
Savings	21,715	21,747	21,817	21,324	20,602	19,905	19,446	18,469
Money market	5,255	5,213	5,009	5,136	4,985	4,940	4,679	4,622
Foreign office	3,325	3,255	3,805	3,580	3,733	3,592	3,325	2,757
Other time	4,960	6,008	6,738	7,363	8,490	10,261	11,336	12,059
Certificates - $100,000 and over	3,085	3,376	3,955	4,226	4,858	6,096	6,354	7,049
Other foreign office	16	7	2	1	9	4	5	8
Federal funds purchased	348	376	344	310	376	302	264	220
Other short-term borrowings	3,793	4,033	1,605	1,638	1,728	1,880	1,478	1,449
Long-term debt	9,707	10,136	10,527	10,255	10,298	10,954	10,876	11,489

Total interest-bearing liabilities	71,467	72,473	72,503	72,372	72,657	75,076	76,415	77,655
Demand deposits	26,069	23,677	22,174	21,582	21,066	19,362	19,406	18,822
Other liabilities	4,536	4,275	4,129	3,809	4,099	3,544	3,229	3,438

Total liabilities	102,074	100,425	98,806	97,763	97,822	97,982	99,050	99,915
Equity	13,196	12,870	12,394	13,081	14,036	13,872	13,563	13,518

Total liabilities & equity	$115,270	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613	$113,433

Average loans and leases (excluding held for sale)	$79,914	$78,620	$77,937	$77,636	$76,236	$76,617	$76,973	$78,381

Average common shares outstanding:
Basic	914,996,543	914,946,545	914,600,600	880,829,800	791,072,308	791,016,740	790,838,716	790,472,577
Diluted	956,348,893	955,490,439	955,477,616	894,841,321	836,224,575	797,492,107	802,254,845	790,472,577

Quarterly Data

	Three Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
(net of unearned discount)
End of Period Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$30,828	$29,324	$28,155	$27,431	$27,274	$26,502	$26,011	$26,134
Commercial mortgage	10,214	10,435	10,331	10,617	10,992	11,333	11,569	11,865
Commercial construction	1,037	1,239	1,805	2,020	2,111	2,500	3,042	3,396
Commercial leases	3,531	3,368	3,326	3,367	3,378	3,304	3,271	3,388

Subtotal - commercial	45,610	44,366	43,617	43,435	43,755	43,639	43,893	44,783
Consumer:
Residential mortgage	13,474	11,878	10,838	10,557	10,858	9,989	9,672	9,239
Home equity	10,719	10,920	11,048	11,222	11,513	11,774	11,987	12,186
Automobile loans	11,827	11,593	11,315	11,129	10,983	10,738	10,285	10,180
Credit card	1,978	1,878	1,856	1,821	1,896	1,832	1,841	1,863
Other consumer loans and leases	364	421	478	592	702	770	704	779

Subtotal - consumer	38,362	36,690	35,535	35,321	35,952	35,103	34,489	34,247

Total loans and leases	$83,972	$81,056	$79,152	$78,756	$79,707	$78,742	$78,382	$79,030

(net of unearned discount)
Average Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$29,954	$28,824	$27,970	$27,404	$26,509	$26,348	$26,179	$26,299
Commercial mortgage	10,350	10,140	10,491	10,816	11,276	11,462	11,772	11,836
Commercial construction	1,155	1,777	1,950	2,085	2,289	2,955	3,258	3,781
Commercial leases	3,352	3,300	3,349	3,364	3,314	3,257	3,336	3,468

Subtotal - commercial	44,811	44,041	43,760	43,669	43,388	44,022	44,545	45,384
Consumer:
Residential mortgage	12,638	11,224	10,655	10,736	10,693	9,897	9,390	9,478
Home equity	10,810	10,985	11,144	11,376	11,655	11,897	12,102	12,338
Automobile loans	11,696	11,445	11,188	11,070	10,825	10,517	10,170	10,185
Credit card	1,906	1,864	1,834	1,852	1,844	1,838	1,859	1,940
Other consumer loans and leases	417	454	572	676	743	683	741	811

Subtotal - consumer	37,467	35,972	35,393	35,710	35,760	34,832	34,262	34,752

Total average loans and leases	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807	$80,136

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,058	$1,134	$1,240	$1,287	$1,333	$1,378	$2,236	$2,423
Nonaccrual loans held for sale	131	171	147	184	247	680	163	239
Restructured loans - commercial (non accrual) held for sale	7	26	29	32	47	19	4	4
Restructured loans and leases (non accrual) portfolio	380	404	399	358	347	206	294	310
Other assets, including other real estate owned	378	406	449	481	494	498	439	396

Total nonperforming assets	$1,954	$2,141	$2,264	$2,342	$2,468	$2,781	$3,136	$3,372

Ninety days past due loans and leases	$200	$274	$279	$266	$274	$317	$397	$436

(non-accrual plus renegotiated)
Nonperforming Loans ($ in millions)
Commercial and industrial loans and leases	$499	$646	$684	$652	$753	$769	$800	$828
Commercial mortgage	421	513	558	559	581	820	878	980
Commercial construction loans	139	194	187	208	258	371	469	606
Consumer mortgage and construction	275	276	272	261	268	208	435	408
Other consumer loans and leases	104	108	114	181	114	115	115	153

Total nonperforming loans and leases (including held for sale)	$1,438	$1,737	$1,815	$1,861	$1,974	$2,283	$2,697	$2,975

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(280)	$(294)	$(343)	$(397)	$(399)	$(992)	$(472)	$(622)
Recoveries	41	32	39	30	43	36	38	40

Net losses charged off	$(239)	$(262)	$(304)	$(367)	$(356)	$(956)	$(434)	$(582)